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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2004

                                G+G RETAIL, INC.

               (Exact Name of Registrant as Specified in Charter)

          Delaware                                   333-81307                        22-3596083
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(State or Other Jurisdiction of              (Commission File Number)       (I.R.S. Employer Identification
       Incorporation)                                                                   Number)

 520 Eighth Avenue, New York, New York                                                   10018
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(Address of Principal Executive Offices)                                               (Zip Code)
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       Registrant's telephone number, including area code: (212) 279-4961
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Item 5.  Other Events and Regulation FD Disclosure.

         On January 30, 2004, G+G Retail, Inc. issued a press release, a copy of which is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibits                           Description
              --------       --------------------------------------------------------
               99.1          Press Release of G+G Retail, Inc. dated January 30, 2004
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                G+G RETAIL, INC.

Date:    January 30, 2004

                                              By: /s/ Scott Galin
                                              ----------------------------------
                                              Scott Galin, President and
                                              Chief Operating Officer

                                       2



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                                  Exhibit Index


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
              Exhibits                            Description
              --------        --------------------------------------------------------
               99.1           Press Release of G+G Retail, Inc. dated January 30, 2004